UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 11, 2008

COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	001-31588	41-0957999

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Crive Minnetonka, MN	55343

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 996-1674

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Sections 1, 3-6, and 8 are not applicable and therefore omitted

ITEM 2.02	Results of Operations and Financial Condition

(a)

On November 11, 2008 the Company issued a press release reporting financial results for the three months and nine months ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1.

(b)	Not applicable.

ITEM 7.01	Regulation FD Disclosure

(a)

On November 13, 2008 the Company issued a press release announcing that its Board of Directors had authorized the repurchase of up to 500,000 shares of the Company’s common stock. A copy of the press release is attached as
Exhibit 99.2.

ITEM 9.01		FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following are filed as exhibits to this Current Report:

Exhibit No.	Description of Exhibit

99.1	Press Release issued November 11, 2008
99.2	Press Release issued November 13, 2008

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

	By	/s/ David T. McGraw

David T. McGraw
Its: Chief Financial Officer

Dated: November 14, 2008